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                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                     FORM 8-K

                                  CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): September 2, 1999 (September 2, 1999)


                              GEORGIA GULF CORPORATION
               (Exact name of registrant as specified in its charter)


           DELAWARE                       1-9753               58-1563799
(State or other jurisdiction of      (Commission File       (I.R.S. Employer
        incorporation)                    Number)          Identification No.)


400 PERIMETER CENTER TERRACE, SUITE 595, ATLANTA GEORGIA           30346
       (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code:   (770) 395-4500



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       (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS.

On September 2, 1999, Georgia Gulf Corporation announced that it will exit the methanol business by the end of 1999, as more fully described in the press release filed as Exhibit 99.1 to this report and incorporated in this report by reference.

"SAFE HARBOR" STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: A number of the matters discussed in the press release filed as Exhibit
99.1 to this report that are not historical or current facts deal with potential future circumstances and developments. These forward-looking statements are based on management's assumptions regarding business conditions, and actual results may be materially different. Risks and uncertainties inherent in these assumptions include, but are not limited to, future global economic conditions, industry production capacity, and other factors discussed in the Securities and Exchange Commission filings of Georgia Gulf Corporation, including the annual report on Form 10-K for the year ended December 31, 1998 and the quarterly report on Form 10-Q for the quarter ended June 30, 1999.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (A)   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.
              NOT APPLICABLE

        (B)   PRO FORMA FINANCIAL INFORMATION.
              NOT APPLICABLE

        (C)   EXHIBITS.

              Exhibit No.     Exhibit Description
              -----------     -------------------
                  99.1        Press Release dated September 2, 1999.


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                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    GEORGIA GULF CORPORATION


Date: September 2, 1999             By: /s/ Richard B. Marchese
                                        --------------------------------------
                                        Richard B. Marchese
                                        Vice President Finance,
                                        Chief Financial Officer and Treasurer


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                                EXHIBIT INDEX
                                -------------

         Exhibit No.     Exhibit Description
         -----------     -------------------
             99.1        Press Release dated September 2, 1999.


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